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                              INTUITIVE SURGICAL, INC.
                             STOCK OPTION GRANT NOTICE

INTUITIVE SURGICAL, INC. (the "Company"), pursuant to its 1998 Equity Incentive Plan (the "Plan"), hereby grants to Optionee an option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in Attachments I, II, and III, which are incorporated herein in their entirety.

Optionee:
                                   -----------------------------------
Date of Grant:
                                   -----------------------------------
Vesting Commencement Date:
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Shares Subject to Option:
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Exercise Price Per Share:
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Expiration Date:
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TYPE OF GRANT:      / /  Incentive Stock Option   / /  Nonstatutory Stock Option

EXERCISE SCHEDULE:  [Immediately exercisable.][Same as vesting schedule.]

VESTING SCHEDULE:   [1/8th] vested on the [six month] anniversary of the Vesting
                    Commencement Date; [1/42th] vests on each monthly anniversary thereafter.

PAYMENT: By one or a combination of the checked items (as described in section 6(c) of the Plan):

/ / By cash or check     / / Pursuant to a Regulation T program  / / By delivery
of already-owned shares
[/ / By deferred payment PROVIDED THAT:
        (i) At least ____ percent of the exercise price shall be due at the time of exercise, [representing the "par value" of the shares under Delaware corporate law,] at least ____ percent of the exercise price plus accrued interest shall be due each anniversary of the date of exercise, with final payment of the remainder of the exercise price, plus accrued interest, due ____ years from the date of exercise or, at the Company's election, upon termination of your Continuous
     Service;
        (ii) Interest shall be payable [at least annually][on or before the term of the note] and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue Code of 1986, as amended
     (the "Code"), of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and
        (iii) To elect the deferred payment alternative, your written notice of exercise must state that you are electing this payment alternative and, if the Company so requests, you must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may require.]

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionee under the Plan, and (ii) the following agreements only:

          OTHER AGREEMENTS:
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INTUITIVE SURGICAL, INC.                     OPTIONEE:

By:
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                                             Signature

Title:
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Date:                                        Date:
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Attachment I:       Stock Option Agreement
Attachment II:      1998 Equity Incentive Plan
Attachment III:     Notice of Exercise